INCOME TAX - Net deferred tax asset (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Deferred tax asset
Net operating loss carryforward	$ 19,569	$ 2,772
Organizational costs/Startup expenses	1,184,552	56,428
Total deferred tax assets	1,204,121	59,200
Valuation allowance	$ (1,204,121)	$ (59,200)